SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 31, 2014

800 COMMERCE, INC

(Exact name of registrant as specified in its charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

333-184459	27-2019626
(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 1008, West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 249-6511

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

800 Commerce, Inc. is filing this Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) to amend its Current Report on Form 8-K, as originally filed with the U.S. Securities and Exchange Commission on August 4, 2014 (the “Original Form 8-K”), solely to correct an incorrect Commission File No. included in the Original Form 8-K. The correct Commission File No. is 333-184459. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, the Original Form 8-K is hereby amended and restated in its entirety. This Amended Form 8-K does not amend or otherwise update any other information in the Original Form 8-K.

Item 8.01	Other Events.

Attached as Exhibit 99.1 is a copy of a press release from 800 Commerce, Inc. dated August 4, 2014 reporting its clearance and ticker issuance from the Financial Industry Regulatory Authority (FINRA) and being DTC eligible by The Depository Trust & Clearing Corporation (DTCC).

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release of 800 Commerce, Inc. dated August 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 5, 2014	800 COMMERCE, INC.

	By:	/s/ B. Michael Friedman
B. Michael Friedman President